	THE COOK AND BYNUM FUND
	Schedule of Investments
	June 30, 2026 (unaudited)
		Shares	Value
85.61%	COMMON STOCKS
18.53%	BREWERIES
	Ambev SA ADR	483,092	$1,516,909
	Anheuser-Busch InBev SA/NV ADR	128,304	10,572,250
	Union de Cervecerias Peruanas Backus y Johnston SA(A)	658,859	4,761,210
			16,850,369
17.30%	CONGLOMERATES
	Berkshire Hathaway Class B(A)	31,436	15,730,260
6.77%	CONSUMER STAPLES - MERCHANDISE RETAIL
	AG Anadolu Grubu Holding AS(A)	5,151,785	3,819,143
	BIM Birlesik Magazalar AS	298,000	2,333,403
			6,152,546
1.04%	HEALTH CARE SERVICES
	Euroeyes International Eye Clinic, Ltd.	3,166,000	948,648
2.48%	INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
	Gesco SE	26,532	400,163
	Krones AG	14,493	1,857,992
			2,258,155
3.77%	PHARMACIES AND DRUG RETAILERS
	Corporativo Fragua S.A.B. de C.V.	33,325	852758
	InRetail Peru Corp. 144A	71,474	2,573,064
			3,425,822
7.67%	RETAIL - CONVENIENCE STORES
	Fomento Economico Mexicano SAB ADR	54,513	6,972,213
23.99%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Arca Continental S.A.B. de C.V.	1,820,263	21,815,052
4.06%	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
	Liberty Latin America Ltd. Class A(A)	81,841	641,633
	Liberty Latin America Ltd. Class C(A)	391,948	3,053,275
			3,694,908
THE COOK AND BYNUM FUND
Schedule of Investments
June 30, 2026 (unaudited)
Shares
85.61%	TOTAL COMMON STOCKS	$
(Cost: $46,732,247)
11.25%	PREFERRED STOCKS
10.12%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Coca-Cola Embonor SA	5,301,259
1.13%	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
	Liberty Latin America Ltd.	47,379
11.25%	TOTAL PREFERRED STOCKS
(Cost: $13,278,161)
3.15%	US TREASURY BILLS
	US Treasury Bill 07/02/2026 1.812%(B)	2,876,000
(Cost: $2,875,714)
100.01%	TOTAL INVESTMENTS
(Cost: $62,886,122)
(0.01%)	Liabilities in excess of other assets
100.00%	NET ASSETS	$

(A)Non-income producing

(B)Zero coupon security. The rate shown is the yield-to-maturity on the date of June 30,2026 ADR - Security represented is held by the custodian in the form of American Depositary Receipts. See Notes to Schedule of Investments.

Value

77,847,973

9,200,506

1,027,648

10,228,154

2,875,714

90,951,841

(6,908)

90,944,933

THE COOK AND BYNUM FUND

Schedule of Investments

June 30, 2026 (unaudited)

In accordance with U.S. GAAP, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following summarizes the inputs used to value the Fund’s investments as of June 30, 2026:
		Level 2	Level 3
		Other	Significant
	Level 1	Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets
Common Stocks	$77,847,973	$-	$-	$77,847,973
Preferred Stocks	10,228,154	-	-	10,228,154
Short-Term Debt	-	2,875,714	-	2,875,714
	$88,076,127	$2,875,714	$-	$90,951,841

The cost of investments for Federal income tax purposes has been estimated a/o June 30, 2026, since the final tax characteristics cannot be determined until fiscal year end. Cost of securities for Federal income tax purposes is $62,886,122, and the related net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$35,369,754
Gross unrealized depreciation	(7,304,035)
Net unrealized appreciation (depreciation)	$28,065,719